PROSPECTUS   |   JULY 17, 2019

AB Fixed-Income Shares

AB Government Money Market Portfolio (Shares Offered—Exchange Ticker Symbol)

(Premium Class–GMPXX; Select Class–GMSXX; Investor Class–GMNXX)

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper form free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Government Money Market Portfolio

INVESTMENT OBJECTIVE:

The Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Premium Class		Select Class		Investor Class
Management Fees	.20%		.20%		.20%
Fee Waiver	(.10)%		(.10)%		(.10)%

Net Management Fees(a)	.10%		.10%		.10%
Distribution and/or Service (12b-1) Fees	.05%		.10%		.15%
Other Expenses:
Transfer Agent	.00%	(c)	.00%	(c)	.01%
Other Expenses	.02%		.02%		.02%

Total Other Expenses(b)	.02%		.02%		.03%

Total Annual Portfolio Operating Expenses	.17%		.22%		.28%

(a)

The Management Fee is .20% of the Portfolio’s average daily net assets. AllianceBernstein, L.P., the Portfolio’s investment adviser (the “Adviser”) has contractually agreed to waive .10% of the Management Fee until August 31, 2020. The waiver agreement may be terminated or changed at any time only by the Portfolio’s Board of Directors.

(b)	Total Other Expenses are based on estimated amounts for the current fiscal year.

(c)	Amount is less than .005%.

Examples

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Portfolio shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio’s operating expenses stay the same and that any fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Premium Class	Select Class	Investor Class
After 1 Year	$17	$23	$29

After 3 Years	$66	$71	$77

After 5 Years	$119	$124	$130

After 10 Years	$276	$281	$287

PRINCIPAL STRATEGIES:

The Portfolio is a “money market fund” that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Portfolio will maintain a NAV of $1.00 per share.

The Portfolio invests at least 99.5% of its total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”) and repurchase agreements that are collateralized fully. Collateralized fully means collateralized by cash or government securities.

The Portfolio also invests at least 80%, and normally substantially all, of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. This policy may not be changed without 60 days’ prior written notice to shareholders.

As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission (“SEC”) Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, diversification, and liquidity of the Portfolio’s investments. Among other things, Rule 2a-7 requires that the Portfolio’s investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a dollar weighted average maturity of no more than 60 days, and (iii) a dollar weighted average life to maturity of no more than 120 days. Rule 2a-7 imposes liquidity standards that require the Portfolio to hold at least 10% and 30% of its total assets in daily liquid assets and weekly liquid assets, respectively, as defined in Rule 2a-7. Rule 2a-7 also limits the Portfolio’s investments in illiquid securities to 5% of its total assets.

The Portfolio may also invest in when-issued securities related to the types of securities in which it is permitted to invest and the securities of other money market funds to the extent permitted under the Investment Company Act of 1940, as amended.

PRINCIPAL RISKS:

•

Money Market Fund Risk: Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is generally referred to, “break the buck”. In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.

Under Rule 2a-7, the Portfolio is permitted, but not required, at the discretion of the Portfolio’s Board of Directors, under certain circumstances of impaired liquidity of the Portfolio’s investments, to impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Portfolio’s Board of Directors has determined not to impose liquidity fees on, or suspend, redemptions.

•

Interest Rate Risk: Changes in interest rates will affect the yield and value of the Portfolio’s investments in short-term securities. A decline in interest rates will affect the Portfolio’s yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

•

Credit Risk: Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest or principal payments). If a counterparty to a repurchase agreement defaults on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. The Portfolio’s investments in U.S. Government securities or related repurchase agreements have minimal credit risk compared to other investments.

•

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

•

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	the Portfolio’s average annual returns for one, five and ten years.

The Portfolio’s past performance, of course, does not necessarily indicate how it will perform in the future. The Portfolio adopted a multiple-class plan effective June 1, 2016. Upon the adoption of the multiple-class plan by the Portfolio, the original share class of the Portfolio (“original share class”) was renamed Class AB shares. Accordingly, the performance information presented below for the Class AB shares for periods prior to June 1, 2016 is the performance information of the original share class that existed prior to such date. An advisory fee for the Portfolio was implemented effective June 1, 2016 and prior to that time the Portfolio did not pay an advisory fee. Accordingly, historical performance information for all periods prior to June 1, 2016 does not reflect the Portfolio’s payment of an advisory fee. If such fee had been in place, investment performance would have been lower than what is indicated below.

You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—Mutual Funds”).

Bar Chart

The annual returns in the bar chart are for the Portfolio’s Class AB shares, or, for periods prior to June 1, 2016 as noted above, the original share class, because the Portfolios’ Premium Class, Select Class and Investor Class shares had not yet commenced operations prior to the date of the Prospectus. Through March 31, 2019, the year-to-date unannualized return for the Portfolio’s Class AB shares was 0.58%.

During the period shown in the bar chart, the Portfolio’s:

Best Quarter was up 0.54%, 4th quarter, 2018; and Worst Quarter was up 0.02%, 2nd quarter, 2015.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years
Class AB	1.70%	0.58%	0.37%
Premium Class*	1.65%	0.53%	0.32%
Select Class*	1.60%	0.48%	0.27%
Investor Class*	1.55%	0.43%	0.22%

*

Inception dates for Premium Class, Select Class and Investor Class shares: July 17, 2019. Performance information for periods prior to the inception of Premium Class, Select Class and Investor Class shares is the performance of Class AB shares adjusted to reflect the expenses of the respective class.

You may obtain the most current seven-day yield information of the Portfolio by calling (800) 221-5672 or your financial intermediary.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES*

Purchase Minimums

The following table describes the initial minimum purchase amounts for each class of shares, which may be subject to waiver in certain circumstances.

	Initial	Subsequent
Premium Class shares	$5,000,000	None
Select Class shares	$1,000,000	None
Investor Class shares	$100,000	None

*	Shares are only available through financial intermediaries, such as broker-dealers or banks, approved by the Adviser or AllianceBernstein Investments, Inc.

You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone ((877) 241-7645).

TAX INFORMATION

The Portfolio may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTING IN THE PORTFOLIO

This section discusses how to buy, sell or redeem different classes of shares of the Portfolio that are offered through this Prospectus. The Portfolio offers three classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” below.

HOW TO BUY SHARES

The purchase of the Portfolio’s shares is priced at the next-determined NAV after your order is received in proper form.

You may purchase the Portfolio’s Premium Class, Select Class and Investor Class shares for cash through financial intermediaries, such as broker-dealers or banks, approved by the Adviser or the Portfolio’s principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). You may also purchase shares directly from ABI, only if you have a financial intermediary of record.

Minimum Investments

The minimum initial investment for Premium Class, Select Class and Investor Class shares in the Portfolio is $5,000,000, $1,000,000 and $100,000, respectively (“Minimum Investment”). There is no minimum amount for subsequent investments although the Portfolio reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Portfolio requests that a client confirm to the Adviser that the client intends to invest at least the applicable Minimum Investment in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client’s shares.

Other Purchase Information

Your broker or financial advisor must receive your purchase request by the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV.

Shares of the Portfolio are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Portfolio, the Portfolio will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Portfolio shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Portfolio through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Portfolio’s distributor permitting it to accept orders for the purchase and sale of Portfolio shares.

The Portfolio will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of the Portfolio, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

You may purchase shares through financial intermediaries, such as broker-dealers or banks, approved by the Adviser or ABI. There is no sales charge at the time of purchase, and shares are not subject to any contingent deferred sales charge, or CDSC, if you redeem your shares.

Required Information

The Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). The Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If the Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Portfolio is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Portfolio shares, including minimum and maximum investment requirements. The Portfolio is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from the Portfolio’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The Portfolio has adopted a plan under SEC Rule 12b-1 under the Investment Company Act of 1940 that allows the Portfolio to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class’s Rule 12b-1 fee, if any, is disclosed below and in the Portfolio’s fee table included in the Summary Information section above.

The amount of these fees for each class of the Portfolio’s shares is:

Distribution and/or Service (Rule 12b-1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Premium Class	.05%
Select Class	.10%
Investor Class	.15%

Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial advisor’s firm.

The shares classes are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

Dividend Reinvestment Program

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested in the same class of additional shares of the Portfolio. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Portfolio. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. In addition, the Portfolio may reinvest your distribution check (and future checks) in additional shares of the Portfolio if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

Systematic Withdrawal Plan

A systematic withdrawal plan for shares enables shareholders to sell shares automatically at regular monthly intervals. In general, this systematic withdrawal plan is available to all shareholders who own Premium Class, Select Class and Investor Class shares. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Portfolio’s discretion. For further information, call your financial intermediary.

CHOOSING A SHARE CLASS

Each share class represents an interest in the same portfolio of securities, but each class has its own expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	the amount you intend to invest; and

•	expenses associated with owning a particular class of shares.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase or sale shares made through your financial advisor, or in connection with participation on the intermediary’s platform. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Portfolio’s SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Portfolio. The Portfolio is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

You should consult your financial advisor for assistance in choosing a class of Portfolio shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Portfolio offered in this Prospectus and/or provides services to the Portfolio’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

Up to 100% of the Rule 12b-1 fees applicable to Premium Class, Select Class and Investor Class shares each year may be paid to financial intermediaries.

Your financial advisor’s firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	Rule 12b-1 fees;
-	additional distribution support;
-	defrayal of costs for educational seminars and training; and
-	payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2019, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. In 2018, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolio and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Management of the Portfolio—Transfer Agency and Retirement Plan Services” below. These expenses paid by the Portfolio are included in “Other Expenses” under “Fees and Expenses of the Portfolio—Annual Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolio, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

AIG Advisor Group

American Enterprise Investment Services

AXA Advisors

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Great-West Life & Annuity Insurance Co.

Institutional Cash Distributors (ICD)

John Hancock Retirement Plan Services

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

UBS Financial Services

US Bancorp Investments

Voya Financial Partners

Waddell & Reed, Inc.

Wells Fargo Advisors

Although the Portfolio may use brokers and dealers that sell shares of the Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

SHARE EXCHANGES

Shares may not be exchanged for shares of other AB Mutual Funds.

HOW TO SELL OR REDEEM SHARES

You may “redeem” shares (i.e., sell your shares to the Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, after the Portfolio receives your redemption request in proper form. If your redemption request is received in proper form by your financial intermediary prior to the Portfolio Closing Time, proceeds are normally sent to the financial intermediary on the next business day after settlement of the order. If you are in doubt about what procedures or documents are required by your investment program or employee benefit plan to sell your shares, you should contact your financial advisor.

While not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Portfolio by the Portfolio Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

The Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. The Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Portfolio may determine to pay a redemption request by distributing wholly or partly in kind securities from its portfolio, instead of cash.

Sale In-Kind. The Portfolio normally pays proceeds of a sale of Portfolio shares in cash. However, the Portfolio has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

The Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Selling Shares Through Your Broker or Financial Advisor

Your broker or financial advisor must receive your sales request by the Portfolio Closing Time and submit it to the Portfolio by a prearranged time for you to receive that day’s NAV. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The AB Mutual Funds’ Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AB mutual fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. As a money market fund that seeks to maintain a constant NAV of $1.00 per share, the Portfolio is not an effective vehicle for short-term trading activity. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason.

HOW THE PORTFOLIO VALUES ITS SHARES

The Portfolio’s NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Portfolio may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Portfolio) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

1)	The Federal Reserve System is open;

2)	The primary trading markets for the Portfolio’s portfolio instruments are open; and

3)	The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Portfolio closes for business on that day.

To calculate NAV, the Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE PORTFOLIO

INVESTMENT ADVISER

The Portfolio’s investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading global investment adviser supervising client accounts with assets as of March 31, 2019 totaling approximately $555 billion (of which approximately $110 billion represented assets of registered investment companies). As of March 31, 2019, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 14 of the nation’s FORTUNE 100 companies), for public employee retirement funds across 30 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 29 registered investment companies managed by the Adviser, comprising approximately 114 separate investment portfolios, had as of March 31, 2019 approximately 2.5 million shareholder accounts.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Thereafter, additional secondary offerings of AXA Equitable shares were completed, and AXA Equitable also repurchased shares from AXA in connection with certain of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 38.9% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Board approved new investment advisory agreements with the Adviser, in connection with the Plan. The Board also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of the Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable. At the October 11, 2018 meeting, shareholders of the Fund approved the new and future investment advisory agreements.

Currently, the Adviser and its affiliates do not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser that provides services to the Fund, including with respect to the following: operations, personnel, organizational structure; capitalization, or financial and other resources. The Adviser’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for the Adviser is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. Government and State regulations applicable to public companies that it was not subject to prior to the IPO. During the time that AXA retains a controlling interest in AXA Equitable, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AXA Equitable. A failure to implement the Plan could create uncertainty about the nature of the relationship between AXA Equitable and AXA, and could adversely affect AXA Equitable and its subsidiaries including the Adviser. If the Plan is completed, AXA Equitable will no longer be a subsidiary of AXA. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, the Portfolio paid the Adviser .20% of average daily net assets, before fee waivers, during the fiscal year ended April 30, 2019. A discussion regarding the basis for the approval of the

Portfolio’s investment advisory agreement by the Board of Directors of AB Fixed-Income Shares, Inc. is available in the Portfolio’s annual report to shareholders for the fiscal year ended April 30, 2019.

TRANSFER AGENCY SERVICES

AllianceBernstein Investor Services, Inc., or ABIS, acts as the transfer agent for the Portfolio. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Portfolio shares are owned by financial intermediaries for the benefit of their customers. The Portfolio often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries. Financial intermediaries may be paid by the Portfolio, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts do not include fees for shareholder servicing that may be paid separately by the Portfolio pursuant to its Rule 12b-1 plan. Amounts paid by the Portfolio for these services are included in “Other Expenses” under “Fees and Expenses of the Fund” in the Summary Information section of this Prospectus.

Because financial intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Portfolio’s Statement of Additional Information (“SAI”), call your financial advisor or visit our website at www.abfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio’s net income is calculated at the Portfolio Closing Time, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account, unless you specify otherwise. These additional shares are entitled to dividends on the following days resulting in compounding growth of income.

The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For federal income tax purposes, the Portfolio’s dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Portfolio may be taxable to you as long-term capital gains. The Portfolio’s distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Portfolio will send tax information to shareholders stating the amount and type of all of its distributions for the year. The Portfolio is required to withhold 24% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Portfolio with their correct taxpayer identification number. To avoid this, a shareholder must provide a correct taxpayer identification number.

You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION

Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days or longer as permitted by federal securities law. The Portfolio reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, (877) 241-7645. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one fund account and to reduce expenses of the fund, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding”, does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at (877) 241-7645. We will resume separate mailings for your account within 30 days of your request.

Portfolio Holdings. Detailed information about the Portfolio’s portfolio holdings as of the last day of the most recent calendar month is posted on the Adviser’s website at www.alliancebernstein.com/abcom/Product_Center/3_Vehicle/MF/MoneyMarkets/
Government_Money_Market.htm (click on “Literature”, then “Money Market Holdings”). This information is updated within five business days after the end of each month and will remain available online for at least six months. The information provides a link to the SEC’s website where the most recent 12 months of publicly available information filed by the Portfolio may be obtained. The Portfolio’s SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio’s portfolio holdings.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years and the semi-annual period ended October 31, 2018. The table includes financial information for the Class AB shares only because the Portfolios’ Premium Class, Select Class and Investor Class shares had not yet commenced operations prior to the date of the Prospectus. An advisory fee for the Portfolio’s current advisory fee was implemented effective June 1, 2016 and prior to that time the Portfolio did not pay an advisory fee. Accordingly, historical performance information for all periods prior to June 1, 2016 does not reflect the Portfolio’s payment of an advisory fee. If such fee had been in place, investment performance would have been lower than what is indicated below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial statements, except for the six months ended October 31, 2018, have been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio. The report of the independent registered public accounting firm, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report, which is available upon request.

	CLASS AB
	Six Months Ended October 31, 2018 (unaudited)		Year Ended April 30,
			2018	2017		2016		2015		2014
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income(a)	.0090	(b)	.0097	.0033	†	.0021		.0011		.0008
Net realized and unrealized gain (loss) on investment transactions	.0000	(c)	.0001	.0001		.0001		(.0003)		.0000	(c)
Contributions from Affiliates	– 0 –		.0000 (c)	– 0 –		.0000	(c)	– 0 –		– 0 –

Net increase in net asset value from operations	.0090		.0098	.0034		.0022		.0008		.0008

Less: Dividends and Distributions
Dividends from net investment income	(.0090)		(.0098)	(.0034)		(.0022)		(.0008)		(.0008)
Distributions from net realized gain on investment transactions	– 0 –		– 0 –	(.0000	)(c)	(.0000	)(c)	(.0000	)(c)	(.0000	)(c)

Total dividends and distributions	(.0090)		(.0098)	(.0034)		(.0022)		(.0008)		(.0008)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return
Total investment return based on net asset value(d)	.91%		.98%	.35	%†	.22%		.08%		.08%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$5,216		$5,390	$5,721		$7,388		$7,729		$5,770
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.16	%^	.22%	.19%		.01%		.01%		.01%
Expenses, before waivers/reimbursements	.21	%^	.22%	.19%		.01%		.01%		.01%
Net investment income	1.79	%^(c)	.97%	.33	%†	.21%		.08%		.08%

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed.

(c)	Amount is less than $.00005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended April 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.00002	.002%	.002%

^	Annualized.

APPENDIX A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Portfolio” in this Prospectus about the effect of the Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Investor Class shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Portfolio is the same as stated under “Fees and Expenses”. Additional information concerning the fees and expenses incurred by the Fund may be found at FINRA’s Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx). Your actual expenses may be higher or lower.

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$29.40	$10,470.60
2	10,470.60	523.53	10,994.13	41.78	10,952.35
3	10,952.35	547.62	11,499.97	43.70	11,456.27
4	11,456.27	572.81	12,029.08	45.71	11,983.37
5	11,983.37	599.17	12,582.54	47.81	12,534.73
6	12,534.73	626.74	13,161.47	50.01	13,111.46
7	13,111.46	655.57	13,767.03	52.31	13,714.72
8	13,714.72	685.74	14,400.46	54.72	14,345.74
9	14,345.74	717.29	15,063.03	57.24	15,005.79
10	15,005.79	750.29	15,756.08	59.87	15,696.21
Cumulative		$6,178.76		$482.55

*	Expenses are net of any fee waiver for the first year.

A-1

For more information about the Portfolio, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Portfolio’s annual and semi-annual reports to shareholders contain additional information on the Portfolio’s investments.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio’s SAI and the independent public accounting firm’s report and financial statements in the Portfolio’s most recent annual report are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (877) 241-7645 For Literature: (800) 227-4618

On the Internet:	www.abfunds.com

Securities and Exchange Commission (“SEC”):

You may also view reports and other information about the Portfolio, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov). Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

You may find more information about the Adviser on the Internet at: www.abfunds.com.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

File No. 811-06068

PRO-0175-0719